SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                                 Date of Report:

                                  March 2, 2000

                        Commission File Number: 000-09489

      YOURNET,  INC.

              Exact name of Registrant as specified in its charter)

     Nevada                                          88-0164955

 (State  of  Incorporation)                          (I.R.S.  ID  Number)

                             1013 17TH Street, S. W.
                             Calgary, Canada T2T 0A7

                 (Address  of  principal  executive  offices)  (Zip  Code)

            Registrant's  telephone  number,  including area code: (403)508-5055

            Securities  registered  pursuant  to  Section  12  (g)  of  the Act:

                   Common  Stock,  par  value  $.001  per  share

           Title  of  each  class  Name  of  each  exchange on which registered:

                      Common  Stock  NASDAQ  Bulletin  Board

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 of 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                         (1)Yes  X  No  __

                         (2)Yes  X_ No  __


Item  4.  Changes  In  Registrant's  Certifying  Accountant

The Company has engaged Stefanou & Company, LLP ("Stefanou") as its certifying accountant as of March 2, 2000 for the Company's fiscal year ending December 31, 1999. The Company has not consulted with Stefanou previously.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March  6,  2000                                   /s/John  F.  Huguet
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                                                              President